UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):  March 3, 2008

DUKE REALTY LIMITED PARTNERSHIP

(Exact name of registrant as specified in its charter)

Indiana	0-20625	35-1898425
(State or Other Jurisdiction	(Commission	(IRS Employer
of Incorporation)	File Number)	Identification No.)

600 East 96th Street, Suite 100, Indianapolis, Indiana		46240
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s telephone number, including area code: (317) 808-6000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01.                        Regulation FD Disclosure.

On March 3, 2008, members from senior management of Duke Realty Corporation (the “Company”), the sole general partner of Duke Realty Limited Partnership, may provide presentation materials (the “Presentation Materials”) to certain attendees during the Citi Global Property CEO Conference on March 3, 2008.  Pursuant to General Instruction F to Form 8-K, a copy of the Presentation Materials is attached hereto as Exhibit 99.1 and is incorporated into this Item 7.01 by this reference.

Cautionary Notice Regarding Forward-Looking Statements

Certain statements and information contained in the Presentation Materials constitute “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934.  The words “believe,” “estimate,” “expect,” “anticipate,” “intend,” “plan,” “seek” and similar expressions or statements regarding future periods, as well as information and projections provided in respect of future periods, are intended to identify these forward-looking statements and forward-looking information.  These forward-looking statements involve known and unknown risks, uncertainties and other important factors that could cause the Company’s actual results, performance or achievements, or industry results, to differ materially from any predictions of future results, performance or achievements that the Company expresses or implies in this report.  These risks, uncertainties and other important factors may include general factors that affect the Company’s industry and business, as well as factors specific to the particular properties and transactions discussed in the Presentation Materials. Although the Company presently believes that the plans, expectations and results expressed in or suggested by the forward-looking statements are reasonable, all forward-looking statements are inherently uncertain as they involve substantial risks and uncertainties beyond the Company’s control, as well as subjective, and inherently uncertain, analysis by the Company’s management. New factors emerge from time to time, and it is not possible for the Company to predict the nature or assess the potential impact of each new factor on the Company’s business. Given these uncertainties, the Company cautions readers not to place undue reliance on these forward-looking statements. The Company undertakes no obligation to update or revise any forward-looking statement or information for events or circumstances that arise after the statement is made.

The information contained in this Item 7.01, including the information set forth in the Presentation Materials attached hereto and incorporated by reference herein, is being “furnished” and shall not be deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934 or otherwise.  The information in this Item 7.01 shall not be incorporated by reference into any registration statement or other document pursuant to the Securities Act of 1933, as amended, or into any filing or other document pursuant to the Securities Exchange Act of 1934, as amended, except as otherwise expressly stated in any such filing.

Item 9.01.                        Financial Statements and Exhibits.

                        (d)       Exhibits

Exhibit Number	Description
99.1	Duke Realty Corporation Presentation: Citi Global Property CEO Conference, March 2-5, 2008.

*                 The Presentation Materials to this Report as Exhibit 99.1 are “furnished” and not “filed,” as described above in Item 7.01 of this Current Report on Form 8-K.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

DUKE REALTY LIMITED PARTNERSHIP

	By:	Duke Realty Corporation, its sole general partner

	By:	/s/ Howard L. Feinsand
Howard L. Feinsand
Executive Vice President, General Counsel and Corporate Secretary

Dated: March 3, 2008